UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

NERDWALLET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40994	45-4180440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hawthorne Street, 10th Floor, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

(415) 549-8913

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	NRDS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of NerdWallet, Inc. (the “Company”) approved a grant of certain equity awards under the Company’s 2021 Equity Incentive Plan, as amended (the “2021 Equity Incentive Plan”), to Sam Yount, the Company’s Chief Business Officer, with an effective grant date of June 3, 2025. The equity awards consist of (a) 62,790 restricted stock units (“RSUs”) and (b) nonqualified options (“Options”) to purchase 125,581 shares of the Company’s Class A Common Stock, par value $0.0001 per share, at an exercise price of $10.80 per share. The RSUs will be on the Company’s standard terms and will generally vest on a quarterly basis, subject to Mr. Yount’s continued service, with 1/16 of the RSUs vesting on March 1, June 1, September 1, and December 1 of each year (or if such date is not a business day, the first business day thereafter) with the initial vesting to occur on September 1, 2025. The Options will be on the Company’s standard terms and will generally vest on a monthly basis, subject to Mr. Yount’s continued service, with 1/48 of the Options vesting on July 3, 2025 and 1/48 of the Options vesting on the 3rd day of each month thereafter.

In addition, on June 3, 2025, the Committee approved Mr. Yount’s participation in the Company’s Change of Control and Severance Policy.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Form of Stock Option Grant Notice, Stock Option Agreement and Notice of Exercise under the 2021 Equity Incentive Plan filed with the Company’s most recent 10-K as Exhibit 10.7 thereto, the Form of RSU Award Grant Notice and Award Agreement under the 2021 Equity Incentive Plan filed with the Company’s most recent 10-K as Exhibit 10.8 thereto, and the Amended and Restated Change of Control and Severance Policy filed with the Company’s most recent 10-K as Exhibit 10.15 thereto, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NERDWALLET, INC.

Date: June 6, 2025	By:	/s/ Ekumene M. Lysonge
Ekumene M. Lysonge
Chief Legal Officer & Corporate Secretary